                                                                  EXHIBIT 10.16



                              AMENDMENT NUMBER ONE
                    MARTIN LAWRENCE 1992 STOCK INCENTIVE PLAN




         THE MARTIN LAWRENCE 1992 STOCK INCENTIVE PLAN shall be amended by the addition of a new sentence at the end of Section 2 to read as follows, effective April 23, 1993:

         Only persons who are employees of the Corporation shall be eligible to receive grants of incentive stock options (as hereinafter defined).

         IN WITNESS WHEREOF, this instrument of amendment is executed as of the 23rd day of April, 1993.


                                            MARTIN LAWRENCE LIMITED
                                            EDITIONS, INC.



                                            By:  /s/ Allen A. Baron
                                                 -----------------------
                                                 Allen A. Baron
                                            Its: Chief Financial Officer
                                                 -----------------------